UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2008

Foot Locker, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

112 West 34th Street, New York, New York		10120
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 212-720-3700

Former Name/Address
(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operation and Financial Condition

                       On March 10, 2008, Foot Locker, Inc. (the “Company”) issued a press release announcing its operating results for the fourth quarter and full year 2007. The press release includes a non-GAAP financial measure of fourth quarter and full-year net income before the non-cash impairment charges, the incremental expenses of closing stores, the reduction of an income tax valuation allowance, and the benefit of an additional week in fiscal 2006, which the Company believes is a useful measure to investors because it allows for a more direct comparison of the Company’s performance for the quarter and year with the Company’s performance in prior periods. A reconciliation schedule to GAAP is provided in the release.

                       A copy of the press release is furnished as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits

(c)       Exhibits

99.1	Press Release of Foot Locker, Inc. dated March 10, 2008 reporting operating results for the fourth quarter and full year 2007.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.
(Registrant)

Date: March 10, 2008	By:	/s/ Robert W. McHugh
Senior Vice President and
Chief Financial Officer